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================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - June 28, 2001

                          Correctional Properties Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




        Maryland                                       1-14031                                     65-0823232
-----------------------------                  -----------------------                        ------------------
       (State or Other                         (Commission File Number)                          (IRS Employer
Jurisdiction of Incorporation)                                                                Identification No.)


3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida                                            33410
-----------------------------------------------------------                                       -------------
        (Address of Principal Executive Offices)                                                    (Zip Code)


                                 (561) 630-6336
  -----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)




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Item 7 of the Current Report on Form 8-K of Correctional Properties Trust, a
Maryland real estate investment trust ("CPT"), reporting events occurring on June 28, 2001 and filed on July 13, 2001 is amended and restated in its entirety as set forth below.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The following financial statements of businesses acquired are included herein pursuant to Item 7(a):

         Report of Independent Certified Public Accountants.

         Statement of Gross Income and Direct Operating Expenses of the Pamlico Correctional Facility for the Year Ended December 31, 2000.

         Statements of Gross Income and Direct Operating Expenses of the Pamlico Correctional Facility for the Period January 1, 2001 to June 27, 2001(unaudited) and for the Six Months Ended June 30, 2000 (unaudited).

         Notes to Statements of Gross Income and Direct Operating Expenses.


(B) PRO FORMA FINANCIAL INFORMATION.

The following pro forma financial information is included herein pursuant to
Item 7(b):

         Unaudited Pro Forma Statement of Income for the Year Ended December 31, 2000.

         Unaudited Pro Forma Statement of Income for the Six Months Ended June 30, 2001.

         Notes to Unaudited Pro Forma Statements of Income.

(C) EXHIBITS

         (2) The Agreement of Sale, by and between Corrections Corporation of America, a Maryland corporation, and CPT Operating Partnership, L.P., a Delaware limited partnership.1

         (10.1) Amendment Agreement No. 4 to Credit Agreement ("Amendment Agreement"), dated June 28, 2001, by and among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real



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                  estate investment trust, Bank of America, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders").(1)

         (23)     Consent of Arthur Andersen LLP.*

         (99.1) Press Release of Correctional Properties Trust, dated June 28, 2001.(1)

         (99.2) Debt Service Schedule for the Taxable Mortgage Revenue Bonds, Series 2001 of Correctional Properties North Carolina Prison Finance LLC.(1)

--------------
 *  Filed herewith.
(1) Filed with Current Report on Form 8-K of CPT filed on July 13, 2001.



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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     To Correctional Properties Trust:

     We have audited the accompanying statement of gross income and direct operating expenses of the Pamlico Correctional Facility ("the Facility") for the year ended December 31, 2000. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of gross income and direct operating expenses referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Facility for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

     ARTHUR ANDERSEN LLP

     West Palm Beach, Florida,
         August 21, 2001.





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                          PAMLICO CORRECTIONAL FACILITY

             STATEMENT OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2000

Rental revenues                                                   $3,130,731
Direct operating expenses                                                 --
                                                                  ----------
Gross income less direct operating expenses                       $3,130,731
                                                                  ==========




























The accompanying notes to financial statements are an integral part of this financial statement.




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                          PAMLICO CORRECTIONAL FACILITY

             STATEMENT OF GROSS INCOME AND DIRECT OPERATING EXPENSES


                                                   FOR THE PERIOD          FOR THE SIX
                                                  JANUARY 1, 2001         MONTHS ENDED
                                                  TO JUNE 27, 2001        JUNE 30, 2000
                                                     (UNAUDITED)           (UNAUDITED)
                                                  -----------------     -----------------
Rental revenues                                       $1,539,276          $1,565,366
Direct operating expenses                                     --                  --
                                                      ----------          ----------
Gross income less direct operating expenses           $1,539,276          $1,565,366
                                                      ==========          ==========


The accompanying notes to financial statements are an integral part of this financial statement.













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                          PAMLICO CORRECTIONAL FACILITY

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

1. NATURE OF BUSINESS

The Pamlico Correctional Facility (the "Facility") in Bayboro, North Carolina, is a 576-cell, medium-security prison, which is leased to the State of North Carolina under the terms of a long-term, triple-net lease (the "Lease"). The North Carolina Department of Correction operates the facility. On June 28, 2001, Correctional Properties North Carolina Prison Finance LLC ("CP North Carolina"), a newly formed and wholly-owned subsidiary of Correctional Properties Trust, a Maryland real estate investment trust, acquired the Facility from Corrections Corporation of America for approximately $24.3 million, including transaction costs.

2. BASIS OF PRESENTATION

The Facility was not a separate subsidiary, division or segment of Corrections Corporation of America. The accompanying statements of gross income and direct operating expenses have been derived from the accounting records of Corrections Corporation of America and have been prepared to present the results of operations on a stand-alone basis in the format required by SEC Regulation S-X, Rule 3-14 for real estate property. Accordingly, expenses such as depreciation, interest expense, and corporate expenses have been excluded. All other operating expenses associated with the Facility are paid by the lessee and are therefore excluded from the accompanying statements.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

Rental revenue from the Lease with the State of North Carolina is recognized on a straight-line basis over the initial term of the Lease. The initial Lease on the Facility, which became effective August 19, 1998, included cash rental of $2,664,300 during the first year of the lease, payable monthly in arrears. On each anniversary date of the lease, the rental payment escalates at the Consumer Price Index (CPI), with a minimum increase of 3.5%, but not greater than 4%. The initial term of the Lease is ten years, with two, ten-year renewals at the State of North Carolina's option.



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The annual minimum rent to be received under the Lease as of December 31, 2000 is as follows:

         FISCAL YEAR                                        ANNUAL RENT
         -----------                                        -----------
            2001                                            $ 2,895,603
            2002                                              2,996,949
            2003                                              3,101,842
            2004                                              3,210,407
            2005                                              3,322,771
         Thereafter                                           9,296,155
                                                            -----------
                                                            $24,823,727
                                                            ===========

     COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. For the year ended December 31, 2000, there were no differences between net income and comprehensive income.



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                  UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following table sets forth selected unaudited pro forma combined financial data for Correctional Properties Trust ("CPT") for the fiscal year ended December 31, 2000 and the six months ended June 30, 2001 after giving effect to the acquisition of the Mountain View Facility ("MVF"), acquired on March 16, 2001, and the Pamlico Facility ("PF"), acquired on June 28, 2001, and the issuance of $57,535,000 of Taxable Mortgage Revenue Bonds, Series 2001 (the "Bonds") with a fixed-rate coupon of 7.15%, as if they had been consummated at the beginning of the periods presented. The unaudited pro forma data was prepared utilizing the accounting policies outlined in the historical financial statements except as described in the accompanying notes. The acquisition of the MVF and PF were accounted for under the purchase method of accounting. The unaudited pro forma results of operations do not necessarily reflect actual results, which would have occurred if the acquisitions and issuance of the Bonds had taken place at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.



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                     UNAUDITED PRO FORMA STATEMENT OF INCOME
              REFLECTING CORRECTIONAL PROPERTIES TRUST AFTER GIVING
                           EFFECT TO THE ACQUISITIONS

                    (In Thousands, Except Per Share Amounts)


                                         CPT         MVF          PF                             PRO FORMA
                                     YEAR ENDED   YEAR ENDED   YEAR ENDED     PRO FORMA            TOTAL
                                      12/31/00     12/31/00     12/31/00     ADJUSTMENTS          12/31/00
                                     ----------   ----------   ----------     ---------          ----------

Revenues
  Rental                               $22,690      $ 3,248      $3,131      $       126 (A)      $29,195
  Interest                                  21           --          --               --               21
                                       -------      -------      ------      -----------          -------
                                        22,711        3,248       3,131              126           29,216
                                       -------      -------      ------      -----------          -------
Expenses
  Depreciation                           5,342           --          --            1,700 (B)        7,042
  General and administrative             1,450           --          --               --            1,450
  Interest                               7,475           --          --            4,374 (C)       11,849
                                       -------      -------      ------      -----------          -------
                                        14,267           --          --            6,074           20,341
                                       -------      -------      ------      -----------          -------
Net Income                             $ 8,444      $ 3,248      $3,131         $ (5,948)         $ 8,875
                                       =======      =======      ======      ===========          =======
Net Income per common share:
  Basic                                $  1.18                                                    $  1.24
  Diluted                              $  1.18                                                    $  1.24

Weighted average number of shares
  outstanding:
  Basic                                  7,130                                                      7,130
  Diluted                                7,130                                                     7,130


       See accompanying notes to unaudited pro forma statement of income.



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                     UNAUDITED PRO FORMA STATEMENT OF INCOME
              REFLECTING CORRECTIONAL PROPERTIES TRUST AFTER GIVING
                           EFFECT TO THE ACQUISITIONS

                    (In Thousands, Except Per Share Amounts)

                                        CPT           MVF          PF
                                      SIX MONTHS     1/1/01      1/1/01                       PRO FORMA
                                        ENDED         TO          TO         PRO FORMA          TOTAL
                                       6/30/01      3/15/01     6/27/01      ADJUSTMENTS       6/30/01
                                     -----------    -------      ------     ------------       -------
Revenues
  Rental                               $12,437      $   672      $1,539      $       85 (A)    $14,733
  Interest                                   9           --          --              --              9
                                       -------      -------      ------      ----------        -------
                                        12,446          672       1,539              85         14,742
                                       -------      -------      ------      ----------        -------

Expenses
  Depreciation                           2,945           --          --             609 (B)      3,554
  General and administrative               759           --          --              --            759
  Interest                               4,416           --          --           1,578 (C)      5,994
                                       -------      -------      ------      ----------        -------
                                         8,120           --          --           2,187         10,307
                                       -------      -------      ------      ----------        -------
Net Income                             $ 4,326      $   672      $1,539        $ (2,102)       $ 4,435
                                       =======      =======      ======      ==========        =======
Net Income per common share:
  Basic                                $  0.61                                                 $  0.62
  Diluted                              $  0.61                                                 $  0.62

Weighted average number of shares
  outstanding:
  Basic                                  7,134                                                   7,134
  Diluted                                7,147                                                   7,147


       See accompanying notes to unaudited pro forma statement of income.



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                NOTES TO UNAUDITED PRO FORMA STATEMENTS OF INCOME

The pro forma adjustments with respect to the MVF and PF acquisitions and the issuance of the Bonds have been applied to the pro forma statements of income as if these transactions had taken place at the beginning of periods presented. The adjustments are based upon currently available information and certain estimates and assumptions as discussed below. The pro forma results have been prepared for comparative purposes only and do not purport to indicate what necessarily would have occurred had the entities been acquired at the beginning of the periods presented, nor what results may be in the future. The following adjustments have been made in the unaudited pro forma statements of income to give effect to the acquisition of the MVF and PF and the issuance of the bonds:

(A) To adjust straight-line rent to assume an acquisition date at the beginning of the periods presented.

(B) To record depreciation expense based on the estimated useful life in connection with the MVF and PF acquisitions.

(C) To record interest expense on the bonds issued to finance the acquisition of the MVF and PF and amortization of finance costs on the bonds and amendments to the Credit Facility.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CORRECTIONAL PROPERTIES TRUST


September 7, 2001             By: /s/ David J. Obernesser
                                 -------------------------------------------
                                 David J. Obernesser
                                 Vice President & Secretary
                                 (Chief Accounting Officer of the Registrant)




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                          CORRECTIONAL PROPERTIES TRUST
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT NO.                                    DESCRIPTION                        SEQUENTIAL PAGE NUMBER
-----------                                    -----------                        ----------------------
2                                   Agreement of Sale (Pamlico                                N/A
                                    Correctional Facility)*

10.1                                Amendment Agreement No. 4 to                              N/A
                                    Credit Agreement*

23                                  Consent of Independent Certified                           15
                                    Public Accountants(1)

99.1                                Press Release dated June 28, 2001*                        N/A

99.2                                Debt Service Schedule for the Taxable                     N/A
                                    Mortgage Revenue Bonds, Series 2001 of
                                    Correctional Properties North Carolina
                                    Prison Finance LLC*.

--------------
(1)  Filed herewith

 *   Filed with Current Report on Form 8-K of CPT filed on July 13, 2001.



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